23011330-v1 TERMINATION AGREEMENT This Termination Agreement, dated as of October 12, 2021 (the "Termination Agreement"), between GrowGeneration USA, Inc., a Delaware corporation and the successor by merger of GrowGeneration Michigan Corp., a Delaware corporation ("Buyer"), and HGS Southfield, LLC, a Michigan limited liability company ("Seller"), and together with Buyer, the "Parties", and each, a "Party"). WHEREAS, the Parties have entered into an Asset Purchase Agreement, dated as of July 27, 2021 (the "Agreement"); and WHEREAS, the Parties hereto desire to terminate the Agreement on the terms and subject to the conditions set forth herein; and WHEREAS, pursuant to Section 6.1 of the Agreement, the Parties may terminate the Agreement by mutual written consent. NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Definitions. Capitalized terms used and not defined in this Termination Agreement have the respective meanings assigned to them in the Agreement. 2. Termination of the Agreement. Subject to the terms and conditions of this Termination Agreement, the Agreement is hereby terminated as of the date first written above (the "Termination Date"). From and after the Termination Date, the Agreement will be of no further force or effect, and the rights and obligations of each of the Parties thereunder shall terminate, except for (a) any rights and obligations of the Parties that are expressly designated under Section 6.2 to survive the termination of the Agreement and (b) any other rights and obligations of the Parties that come into being or effect upon the termination of the Agreement, in each case under clause (a) and clause (b), subject to the terms and conditions of this Termination Agreement. 3. Mutual Release. (a) In consideration of the covenants, agreements, and undertakings of the Parties under this Termination Agreement, each Party, on behalf of itself and its respective present and former parents, subsidiaries, affiliates, officers, directors, shareholders, members, successors, and assigns (collectively, "Releasors") hereby releases, waives, and forever discharges the other Party and its respective present and former, direct and indirect, parents, subsidiaries, affiliates, employees, officers, directors, shareholders, members, agents, representatives, permitted successors, and permitted assigns (collectively, "Releasees") of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or

2 unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty, or equity (collectively, "Claims"), which any of such Releasors ever had, now have, or hereafter can, shall, or may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the date of this Termination Agreement arising out of or relating to the Agreement, except for any Claims relating to rights and obligations preserved by, created by, or otherwise arising out of this Termination Agreement including any surviving indemnification obligations under the Agreement. (b) Each Party, on behalf of itself and each of its respective Releasors, understands that it may later discover Claims or facts that may be different than, or in addition to, those that it or any other Releasor now knows or believes to exist regarding the subject matter of the release contained in this Section 3, and which, if known at the time of signing this Termination Agreement, may have materially affected this Termination Agreement and such Party's decision to enter into it and grant the release contained in this Section 3. Nevertheless, the Releasors intend to fully, finally and forever settle and release all Claims that now exist, may exist or previously existed, as set forth in the release contained in this Section 3, whether known or unknown, foreseen or unforeseen, or suspected or unsuspected, and the release given herein is and will remain in effect as a complete release, notwithstanding the discovery or existence of such additional or different facts. The Releasors hereby waive any right or Claim that might arise as a result of such different or additional Claims or facts. 4. Representations and Warranties. Each Party hereby represents and warrants to the other Party that: (a) It has the full right, corporate power, and authority to enter into this Termination Agreement and to perform its obligations hereunder. (b) The execution of this Termination Agreement by the individual whose signature is set forth at the end of this Termination Agreement on behalf of such Party, and the delivery of this Termination Agreement by such Party, have been duly authorized by all necessary corporate action on the part of such Party. (c) This Termination Agreement has been executed and delivered by such Party and (assuming due authorization, execution, and delivery by the other Party hereto) constitutes the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors' rights generally or the effect of general principles of equity. (d) Each Party affirms that it has not filed with any governmental agency or court any type of action or report against the other Party. (e) EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THE AGREEMENT AND IN THIS SECTION 4 OF THIS TERMINATION AGREEMENT, (A) NEITHER PARTY HERETO NOR ANY PERSON ON SUCH PARTY'S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR

3 WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT, IN ENTERING INTO THIS TERMINATION AGREEMENT, IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY, OR ANY OTHER PERSON ON SUCH OTHER PARTY'S BEHALF, EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 4. 5. Confidentiality. Subject to the terms and conditions of Section 6(a), each Party acknowledges the confidential nature of the terms and conditions of this Termination Agreement, the Agreement, and any and all non-public, proprietary, and/or confidential information concerning the Parties, their affiliates and businesses that has been furnished in connection with the transaction contemplated by the Agreement, regardless of the form in which such information is communicated or maintained (collectively, the "Confidential Information"). Each Party agrees that it shall not (a) disclose any of such Confidential Information to any person or entity, except to such Party's affiliates, employees, advisors and other representatives who need to know the Confidential Information to assist such Party, or act on its behalf, to exercise its rights or perform its obligations under this Termination Agreement, or (b) use the Confidential Information, or permit it to be accessed or used, for any purpose other than to exercise its rights or perform its obligations under this Termination Agreement. Each Party agrees to return or destroy any and all Confidential Information of the other Party in its possession, except to the extent required by Law. Each Party shall be responsible for any breach of this Section 5 caused by any of its affiliates, employees, advisors, or other representatives. Notwithstanding the foregoing, if any Confidential Information is permissibly disclosed pursuant to Section 6(a), such information will no longer be deemed "Confidential Information" for the purposes of this Section 5. 6. Publicity and Announcements. (a) Neither Party shall (orally or in writing) publicly disclose or issue any press release or make any other public statement, or otherwise communicate with the media, concerning the existence of this Termination Agreement or the subject matter hereof, without the prior written approval of the other Party, except to the extent that such Party is required to make any public disclosure or filing with respect to the subject matter of this Termination Agreement (i) by applicable law, or (ii) pursuant to any rules or regulations of any securities exchange of which the securities of such party or any of its affiliates are listed or traded or (iii) in connection with enforcing its rights under this Termination Agreement. (b) During the period beginning on the full execution of this Termination Agreement and ending on the fifth anniversary of the Termination Date, neither Party shall make, publish, or communicate to any person or entity or in any public forum any comments or statements (written or oral) that intentionally seek to denigrate or disparage, or are detrimental to, the reputation or stature of the other Party or its businesses, or any of its employees, directors and officers, and existing and prospective customers, suppliers, investors and other associated third parties.

4 (c) Buyer represents that it has not utilized or initiated any geofencing since its execution of the Agreement to market/advertise its business within 15 miles of Seller's existing locations (“Geofencing”). 7. Miscellaneous. (a) All notices, requests, consents, claims, demands, waivers, summons, and other legal process, and other similar types of communications hereunder (each, a "Notice") must be in writing and addressed to the relevant Party at the address set forth on the first page of this Termination Agreement (or to such other address that may be designated by the receiving Party from time to time in accordance with this Section 7(a)). All Notices must be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), or certified or registered mail (in each case, return receipt requested, postage prepaid). A Notice is effective only (i) upon receipt by the receiving Party and (ii) if the Party giving the Notice has complied with the requirements of this Section 7a). (b) This Termination Agreement and all related documents and all matters arising out of or relating to this Agreement, whether sounding in contract, tort, or statute are governed by, and construed in accordance with, the laws of the State of Michigan, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Michigan. In the event of a dispute arising in any manner to this Termination Agreement, any and all actions, whether arising in law or equity, must be brought in a Court in Oakland County, Michigan, or a federal court in the Eastern District of Michigan, and the Parties irrevocably consent to the jurisdiction therein. (c) This Termination Agreement and each of the terms and provisions hereof may only be amended, modified, waived, or supplemented by an agreement in writing signed by each Party. (d) Neither Party may assign, transfer, or delegate any or all of its rights or obligations under this Termination Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that either Party may assign this Termination Agreement to an affiliate, a successor-in-interest by consolidation, merger, or operation of law or to a purchaser of all or substantially all of the Party's assets. No assignment will relieve the assigning party of any of its obligations hereunder. Any attempted assignment, transfer, or other conveyance in violation of the foregoing will be null and void. This Termination Agreement will inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns. (e) The Parties drafted this Termination Agreement without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. (f) If any term or provision of this Termination Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect

5 any other term or provision of this Termination Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. (g) Each Party acknowledges and agrees that (i) a breach or threatened breach by such party of any of its obligations under this Termination Agreement would give rise to irreparable harm to the other party for which monetary damages would not be an adequate remedy and (ii) in the event of a breach or a threatened breach by such Party of any such obligations, the other Party will, in addition to any and all other rights and remedies that may be available to such party at law, in equity or otherwise in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction, without any requirement to post a bond or other security, and without any requirement to prove actual damages or that monetary damages will not afford an adequate remedy. Each Party agrees that it shall not oppose or otherwise challenge the appropriateness of equitable relief or the entry by a court of competent jurisdiction of an order granting equitable relief, in either case, consistent with the terms of this Section 7(g). In any action to enforce any terms of this Termination Agreement, the successful party shall be entitled to and shall receive or be ordered payment of all costs and expenses, including attorney’s fees, incurred in enforcing the terms of this Agreement, in addition to any damages that such party is found to be entitled to. (h) This Termination Agreement constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter. (i) Each Party shall pay its own costs and expenses in connection with the drafting, negotiation, and execution of this Termination Agreement (including the fees and expenses of its advisors, accounts, and legal counsel). (j) As material consideration for the covenants, agreements, and undertakings of the Parties under this Termination Agreement, Seller acknowledges that Buyer shall, within three (3) business days following the full execution of this Termination Agreement, pay an affiliate of Seller (via wire transfer) reimbursement of its transaction fees on a non-accountable basis an amount equal to $300,000 dollars. (k) This Termination Agreement may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Termination Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Termination Agreement. [Remainder of Page Intentionally Left Blank – Signature Page Follows]